UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 2, 2023

Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway	Houston	Texas	77019
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code	(713)	522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	SCI	New York Stock Exchange

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 2, 2023, the Board of Directors (the “Board”) of Service Corporation International (the “Company”) approved and adopted Amended and Restated Bylaws of the Company (as so amended and restated, the “Bylaws”), that became immediately effective.
The amendments implement “proxy access” by permitting a shareholder, or group of up to 20 shareholders, to nominate up to two director candidates or, if greater, up to 20% of the number of directors then serving on the Board, if the shareholder or group has owned at least three percent of the Company’s common stock continuously for at least three years and satisfies certain eligibility, procedural and disclosure requirements set forth in the Bylaws. A proxy access nomination must be made not more than 120 days and not less than 100 days prior to the first anniversary of the previous year’s annual meeting of shareholders. As a result, this bylaw will first be in effect for the Company’s 2024 Annual Meeting of Shareholders. Notice of proxy access director nominees for the Company’s 2024 Annual Meeting of Shareholders must be received no earlier than the close of business on January 3, 2024 and no later than the close of business on January 23, 2024.
The amendments to the Bylaws also include:
•revisions to expressly state that the Board can elect to conduct shareholder meetings by means of remote communication, which is already permitted by the Texas Business Organizations Code;
•amendments to the procedural and disclosure requirements for shareholders intending to nominate directors or propose other business (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at annual or special meetings of shareholders, including without limitation, to:
◦align the nomination window for shareholders intending to nominate directors at a special meeting of shareholders with the nomination window for annual meetings of shareholders;
◦require additional background information and disclosures regarding shareholder director nominees;
◦require additional background information and disclosures regarding shareholders proposing director nominations and other business and other persons related to a shareholder’s solicitation of proxies;
◦clarify that certain informational requirements applicable to shareholders that are entities also encompass individuals who directly or indirectly control such entities (but not passive investors in such entities);
◦clarify that the number of nominees that a shareholder may nominate shall not exceed the number of directors to be elected at the meeting;
◦require any shareholder submitting a nomination notice to make a representation and applicable confirmation as to whether such shareholder intends to solicit proxies in support of director nominees other than the Board’s nominees in accordance with Rule 14a-19 of the Exchange Act (i.e., the “universal proxy card” rules) and to provide evidence that the shareholder has complied with such requirements;
◦require any shareholder submitting a proposal of other business to make a representation as to whether such shareholder intends to solicit proxies from at least the percentage of the Company’s voting shares required under applicable law to carry the proposal;
◦clarify that a failure to provide such disclosure or comply with such requirements will result in a shareholder’s nomination or proposal of other business being disregarded;
•amendments to revise the voting standard to a majority of votes cast for other matters and to add to the bylaws a majority of votes cast voting standard for the election of directors;
•requiring that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and
•deleting outdated references and making technical and conforming revisions and clarifications.
The foregoing summary is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated in this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 2, 2023, Service Corporation International held an annual meeting of shareholders and the shareholders voted on four proposals as set forth below.
Proposal 1:    Election of Directors
The shareholders cast their votes as follows and elected ten directors.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alan R. Buckwalter	109,665,293	18,012,449	106,442	8,132,748
Anthony L. Coelho	111,131,991	16,488,725	163,468	8,132,748
Jakki L. Haussler	126,747,445	927,953	108,786	8,132,748
Victor L. Lund	111,779,224	15,893,688	111,272	8,132,748
Ellen Ochoa	116,598,318	11,081,969	103,897	8,132,748
Thomas L. Ryan	117,361,657	8,552,647	1,869,880	8,132,748
C. Park Shaper	126,141,423	1,531,928	110,883	8,132,748
Sara Martinez Tucker	123,090,693	4,410,075	283,416	8,132,748
W. Blair Waltrip	124,046,014	3,622,863	115,307	8,132,748
Marcus A. Watts	106,238,630	21,439,269	106,285	8,132,748
Proposal 2:    Approval of the Selection of PricewaterhouseCoopers LLP as the Company's Registered Public Accounting Firm for Fiscal 2023
The shareholders approved the proposal by casting their votes as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,769,105	11,965,915	181,912	-0-
Proposal 3:    Advisory Vote to Approve Named Executive Officer Compensation
The shareholders approved the proposal by casting their votes as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,943,430	20,581,509	259,245	8,132,748
Proposal 4:     Frequency of Advisory Vote to Approve Named Executive Officer Compensation

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
125,064,684	49,037	2,496,832	173,631	-0-
In accordance with such vote, the Company has decided to include annually an advisory shareholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives.

Item 7.01 Regulation FD Disclosure
On May 2, 2023, the Board of Directors declared a quarterly cash dividend of twenty-seven cents per share of common stock.
The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. Except for the information filed pursuant to Items 5.03 and 5.07 noted above, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are included with this report

Exhibit No.	Description
3.1	Bylaws of Service Corporation International
99.1	Press Release, dated May 2, 2023, declaring quarterly dividend
104	Interactive data file.
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2023	SERVICE CORPORATION INTERNATIONAL
	By:	/s/ LORI SPILDE
Lori Spilde Senior Vice President General Counsel and Secretary